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                                                                  EXHIBIT 10.76

                               THIRD AMENDMENT TO
                              THE FEDEX CORPORATION
                         RETIREMENT PARITY PENSION PLAN

THIS AMENDMENT to the FedEx Corporation Retirement Parity Pension Plan (the "Plan") is made by the participating employers, pursuant to their authority to amend the Plan as provided in Section 12 thereof.

WHEREAS, the participating employers desire to amend the Plan in order to establish the provisions applicable to that portion of an eligible Officer's or Managing Director's accrued benefit which is determined pursuant to Appendix E of the Qualified Pension Plan ("Portable Pension Account") beginning on or after June 1, 2003;

NOW, THEREFORE, the Plan is amended, as described below.

I. Section 3 of the Plan shall be given the heading, "Benefit Amount and
Limitations: Traditional Pension Benefit", and shall be amended as follows:

         Section 3. BENEFIT AMOUNT AND LIMITATIONS; TRADITIONAL PENSION BENEFIT. (a) An Officer or Managing Director who meets the eligibility requirements of Section 2 above and who has an accrued benefit under the Traditional Pension Benefit Provisions (as that term is defined in Section
1.12 of Appendix E to the Qualified Pension Plan) of the Qualified Pension Plan shall, regardless of whether such benefit under the Qualified Pension Plan has been reduced due to the limits imposed by Internal Revenue Code ("Code") Section 415 (limitations on benefits) or Section 401(a)(17) (limitations on annual compensation), be paid from the Plan a benefit equal to 100% of the difference between the Unreduced Benefit and the Maximum Benefit.

         For the purpose of this Section 3, the monthly "Unreduced Benefit" shall mean the benefit that would be provided to the Officer or Managing Director pursuant to the Traditional Pension Benefit Provisions of the Qualified Pension Plan, except that (1) if applicable, the Unreduced Benefit shall not be limited by the application of Code Section 415 (limitations on benefits for defined benefit plans and limitation in case of defined benefit and defined contribution plan for same employee) and Section 401(a)(17) (annual compensation limit), and (2) "Average Compensation" taken into account with respect to a participating Officer or Managing Director shall have the same meaning as set forth under the Qualified Pension Plan, but shall not be limited by the application of Code Section 401(a)(17), except that, with respect to Officers or Managing Directors who (i) are actively employed by a participating employer as Officers or Managing Directors on or after June 1, 1999, (ii) except for those employees who are Officers or Managing Directors as of April 27, 2000, are not Officers or Managing Directors the terms of whose employment are governed by the collective bargaining agreement between Federal Express Corporation and the Fedex Pilots Association effective May 31, 1999 (or any successor agreement thereto), and
(iii) retire on or after June 1, 1999, the number of whole calendar years over which the arithmetic average is determined shall be three (3) years instead of five (5) years.

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         For the purpose of this Section 3, the monthly "Maximum Benefit"
shall mean the benefit actually provided to the Officer or Managing Director under the Traditional Pension Benefit Provisions of the Qualified Pension Plan.

         (b) In addition to the benefit described in subsection (3)(a) above, with respect to that portion of the accrued benefit of an Officer who meets the eligibility requirements of Section 2 above and who has an accrued benefit under the Traditional Pension Benefit Provisions of the Qualified Pension Plan shall also be paid from this Plan, the difference between such Officer's Maximum Benefit under the Traditional Pension Benefit Provisions of the Qualified Pension Plan and what such Officer's Maximum Benefit would have been had such Officer received credit for a Year of Service under the Traditional Pension Benefit Provisions of the Qualified Pension Plan for each year that such Officer is eligible to receive, and does in fact receive, a benefit under the Federal Express Corporation Nonqualified Disability Plan for Officers, as it currently exists or as it may be amended from time to time (the "Officers Nonqualified Disability Plan").

         For purposes of determining eligibility for an increased benefit as contemplated by this subsection, such increased benefit shall be provided for each Plan Year during which an Officer's Hours of Service under the Qualified Pension Plan plus such Officer's "Phantom Hours of Service" while receiving benefits under the Officers Nonqualified Disability Plan are equal to a Year of Service under the Qualified Pension Plan. Phantom Hours of Service shall be credited at the same rate under this subsection as if the Officer receiving benefits under the Officers Nonqualified Disability Plan had been actively at work and receiving credit for Hours of Service under the Qualified Pension Plan. Notwithstanding the above, an Officer shall not receive credit under this subsection for the same Plan Year for which such Officer receives credit for a Year of Service under the Qualified Pension Plan.

         (c) The foregoing to the contrary notwithstanding, the benefit payable from this Plan to an employee who was an Officer or Managing Director as of April 27, 2000 and the terms of whose employment are governed by the Agreement (or any successor agreement thereto) and who, as of May 31, 1999, had an accrued benefit under this Plan, shall be reduced by the total amount of pension benefits payable to such Officer or Managing Director under the Qualified Pension Plan, the Federal Express Corporation Pilots' Money Purchase Pension Plan, the Federal Express Corporation Non-Qualified Section 415 Excess Pension Plan for Pilots and the Federal Express Corporation Non-Qualified Pension Plan for Pilots, pursuant to the terms of the Agreement (or any successor agreement thereto).

         (d) Except as specifically provided herein, this Plan is not intended to provide any increased benefit which could otherwise be provided under the Qualified Pension Plan. An Officer or Managing Director's benefit under this Plan shall be decreased to the extent that such Officer or Managing Director's benefit under the Qualified Pension Plan is so increased.

         (e) Unless otherwise provided herein, defined terms used in this Plan shall have the same meaning attributed to such terms in the Qualified Pension Plan and the Officers Nonqualified Disability Plan, as applicable.

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II. A new Section 4 is added to the Plan and shall read as follows (All subsequent sections shall be renumbered accordingly.):

         Section 4. BENEFIT AMOUNT AND LIMITATIONS; PORTABLE PENSION ACCOUNT.
(a) An Officer or Managing Director who meets the eligibility requirements of
Section 2 above and who has an accrued benefit under the Portable Pension Account (as that term is defined in Section 1.06 of Appendix E to the Qualified Pension Plan) provisions of the Qualified Pension Plan shall, regardless of whether such benefit under the Qualified Pension Plan has been reduced due to the limits imposed by Internal Revenue Code ("Code") Section 415 (limitations on benefits) or Section 401(a)(17) (limitations on annual compensation), be paid from the Plan a benefit equal to 100% of the difference between the Unreduced Benefit and the Maximum Benefit.

         For the purpose of this Section 4, the monthly "Unreduced Benefit" shall mean the benefit that would be provided to the Officer or Managing Director pursuant to the Portable Pension Account provisions of the Qualified Pension Plan, except that (1) if applicable, the Unreduced Benefit shall not be limited by the application of Code Section 415 (limitations on benefits for defined benefit plans and limitation in case of defined benefit and defined contribution plan for same employee) and Section 401(a)(17) (annual compensation limit), and (2) "Compensation" taken into account with respect to a participating Officer or Managing Director shall have the same meaning as set forth under the Qualified Pension Plan, but shall not be limited by the application of Code Section 401(a)(17).

         For the purpose of this Section 4, the monthly "Maximum Benefit" shall mean the benefit actually provided to the Officer or Managing Director under the Portable Pension Account provisions of the Qualified Pension Plan.

         (b) In addition to the benefit described in subsection (a) above, with respect to that portion of the accrued benefit of an Officer who meets the eligibility requirements of Section 2 above and who has an accrued benefit under the Portable Pension Account provisions of the Qualified Plan shall also be paid from this Plan, , the difference between such Officer's Maximum Benefit under the Portable Pension Account provisions of the Qualified Pension Plan and what such Officer's Maximum Benefit would have been had such Officer received credit for a Year of Service under the Portable Pension Account provisions of the Qualified Pension Plan for each year that such Officer is eligible to receive, and does in fact receive, a benefit under the Federal Express Corporation Nonqualified Disability Plan for Officers, as it currently exists or as it may be amended from time to time (the "Officers Nonqualified Disability Plan").

         For purposes of determining eligibility for an increased benefit as contemplated by this subsection, such increased benefit shall be provided for each Plan Year during which an Officer's Hours of Service under the Qualified Pension Plan plus such Officer's "Phantom Hours of Service" while receiving benefits under the Officers Nonqualified Disability Plan are equal to a Year of Service under the Qualified Pension Plan. Phantom Hours of Service shall be credited at the same rate under this subsection as if the Officer receiving benefits under the Officers Nonqualified Disability Plan had been actively at work and receiving credit for Hours of Service under the Qualified Pension Plan. Notwithstanding the above, an Officer shall not receive credit under this subsection for the same Plan Year for which such Officer receives credit for a Year of Service under the Qualified Pension Plan.

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         (c) The foregoing to the contrary notwithstanding, the benefit payable from this Plan to an employee who was an Officer or Managing Director as of April 27, 2000 and the terms of whose employment are governed by the Agreement (or any successor agreement thereto) and who, as of May 31, 1999, had an accrued benefit under this Plan, shall be reduced by the total amount of pension benefits payable to such Officer or Managing Director under the Qualified Pension Plan, the Federal Express Corporation Pilots' Money Purchase Pension Plan, the Federal Express Corporation Non-Qualified Section 415 Excess Pension Plan for Pilots and the Federal Express Corporation Non-Qualified Pension Plan for Pilots, pursuant to the terms of the Agreement (or any successor agreement thereto).

         (d) Except as specifically provided herein, this Plan is not intended to provide any increased benefit which could otherwise be provided under the Qualified Pension Plan. An Officer or Managing Director's benefit under this Plan shall be decreased to the extent that such Officer or Managing Director's benefit under the Qualified Pension Plan is so increased.

         (e) Unless otherwise provided herein, defined terms used in this Plan shall have the same meaning attributed to such terms in the Qualified Pension Plan and the Officers Nonqualified Disability Plan, as applicable.

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IN WITNESS WHEREOF, the Participating Employers have caused this Third
Amendment to the Plan to be executed by their duly authorized officers as of the date indicated below.

                                  FEDERAL EXPRESS CORPORATION


                                  /s/ DENNIS ROCHE
                                  ---------------------------------------------
                                  Dennis Roche
                                  Vice President
                                  Global Compensation and Benefits

                                  Date:  May 27, 2004





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IN WITNESS WHEREOF, the Participating Employers have caused this Third Amendment to the Plan to be executed by their duly authorized officers as of the date indicated below.



                                  FEDEX CORPORATION


                                  /s/ WILLIAM J. CAHILL
                                  ---------------------------------------------
                                  William J. Cahill
                                  Staff Vice President
                                  Human Resources

                                  Date:  May 28, 2004






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IN WITNESS WHEREOF, the Participating Employers have caused this Third Amendment to the Plan to be executed by their duly authorized officers as of the date indicated below.



                                  FEDEX CORPORATE SERVICES, INC.


                                  /s/ WILLIAM J. CAHILL
                                  ---------------------------------------------
                                  William J. Cahill
                                  Vice President
                                  Human Resources

                                  Date:  May 28, 2004





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IN WITNESS WHEREOF, the Participating Employers have caused this Third Amendment to the Plan to be executed by their duly authorized officers as of the date indicated below.



                                  FEDEX GROUND PACKAGE SYSTEM, INC.


                                  /s/ LELAND E. HOLLY, III
                                  ---------------------------------------------
                                  Leland E. Holly, III
                                  Senior Vice President
                                  Human Resources

                                  Date:  June 3, 2004





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IN WITNESS WHEREOF, the Participating Employers have caused this Third Amendment to the Plan to be executed by their duly authorized officers as of the date indicated below.



                                  FEDEX FREIGHT CORPORATION


                                  /s/ JERYL MITCHELL
                                  ---------------------------------------------
                                  Jeryl Mitchell
                                  Vice President
                                  Human Resources

                                  Date:  May 31, 2004





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IN WITNESS WHEREOF, the Participating Employers have caused this Third Amendment to the Plan to be executed by their duly authorized officers as of the date indicated below.



                                  FEDEX TRADE NETWORKS, INC.


                                  /s/ PENELOPE REGISTER
                                  ---------------------------------------------
                                  Penelope Register
                                  Vice President and General Counsel

                                  Date:  May 27, 2004





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IN WITNESS WHEREOF, the Participating Employers have caused this Third Amendment to the Plan to be executed by their duly authorized officers as of the date indicated below.



                                  FEDEX TRADE NETWORKS
                                  TRANSPORTATION & BROKERAGE, INC.


                                  /s/ PENELOPE REGISTER
                                  ---------------------------------------------
                                  Penelope Register
                                  Senior Vice President and General Counsel

                                  Date: May 27, 2004





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IN WITNESS WHEREOF, the Participating Employers have caused this Third Amendment to the Plan to be executed by their duly authorized officers as of the date indicated below.



                                  FEDEX TRADE NETWORKS
                                  TRADE SERVICES, INC.


                                  /s/ PENELOPE REGISTER
                                  ---------------------------------------------
                                  Penelope Register
                                  Senior Vice President

                                  Date: May 27, 2004





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IN WITNESS WHEREOF, the Participating Employers have caused this Third Amendment to the Plan to be executed by their duly authorized officers as of the date indicated below.



                                  WORLD TARIFF, LIMITED


                                  /s/ PENELOPE REGISTER
                                  ---------------------------------------------
                                  Penelope Register
                                  Vice President, General Counsel and Secretary

                                  Date: May 27, 2004





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IN WITNESS WHEREOF, the Participating Employers have caused this Third Amendment to the Plan to be executed by their duly authorized officers as of the date indicated below.



                                  FEDEX SUPPLY CHAIN SERVICES, INC.





                                  /s/ PHILIP J. AZAR
                                  ---------------------------------------------
                                  Philip J. Azar
                                  Vice President and General Counsel

                                  Date: May 27, 2004





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IN WITNESS WHEREOF, the Participating Employers have caused this Third Amendment to the Plan to be executed by their duly authorized officers as of the date indicated below.



                                  FEDEX CUSTOM CRITICAL, INC.


                                  /s/ KIMBLE H. SCOTT
                                  ---------------------------------------------
                                  Kimble H. Scott
                                  Vice President and General Counsel

                                  Date: May 27, 2004





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IN WITNESS WHEREOF, the Participating Employers have caused this Third Amendment to the Plan to be executed by their duly authorized officers as of the date indicated below.



                                  URGENT FREIGHT, INC.


                                  /s/ KIMBLE H. SCOTT
                                  ---------------------------------------------
                                  Kimble H. Scott
                                  Vice President

                                  Date: May 27, 2004





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IN WITNESS WHEREOF, the Participating Employers have caused this Third Amendment to the Plan to be executed by their duly authorized officers as of the date indicated below.



                                  AUTOQUIK, INC.


                                  /s/ KIMBLE H. SCOTT
                                  ---------------------------------------------
                                  Kimble H. Scott
                                  Vice President

                                  Date: May 27, 2004




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